                                                                    Exhibit 10.1

                                                                Execution Copy
                                                                --------------

                              FIRST AMENDMENT TO
                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


     This FIRST AMENDMENT TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Amendment"), is dated as of October 27, 1999, by and between CAIS Internet,
----------
Inc., a Delaware corporation (the "Company"), and U.S. Telesource, Inc., a
                                   -------
Delaware corporation (the "Holder").  Except as otherwise provided below, all
                           ------
undefined, capitalized terms used herein will have the meanings ascribed to such terms in that certain Registration Rights and Lock-Up Agreement dated as of September 29, 1999, by and between the Company and the Holder (the "Agreement").
                                                                    ---------

                              W I T N E S S E T H:
                              - - - - - - - - - --

     WHEREAS, the Company and the Holder have entered into the Agreement, pursuant to which the Company granted to the Holder certain registration rights with respect to shares of Common Stock issued or issuable upon the conversion of the Holder's Shares in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended, and the Certificate of Designation related to the Shares, and the Holder agreed to certain transfer restrictions with respect to the Shares; and

     WHEREAS, the Company has issued to the Holder a certain Common Stock Warrant of even date herewith (the "Warrant") that entitles the Holder to
                                    -------
purchase from the Company up to 500,000 shares of Common Stock of the Company (the "Warrant Shares"), and the Company and the Holder desire that the same
      --------------
registration rights and transfer restrictions applicable to the Shares apply to the Warrant Shares;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Amendment to Agreement.
         ----------------------

            Upon execution of this Amendment, the Agreement will be amended by deleting the definition of the term "Registrable Securities" in its entirety from Section 1 thereof and replacing such definition as follows:

            "Registrable Securities" shall mean any shares of Common Stock
             ----------------------
issued or issuable upon (i) the conversion of the Holder's Shares in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended, and the Certificate of Designation related to the Shares, and (ii) the exercise of the Warrant, but excluding, in each case, (x) Registrable Securities for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act or (y) Registrable Securities which the holder thereof may sell in any one three month period pursuant to Rule 144 under the Securities Act (or such successor rule as may be adopted).

                                                                Execution Copy
                                                                --------------

     2.  Other Terms.
         -----------

            Except as otherwise provided herein, all other terms and conditions of the Agreement will remain in full force and effect.



                   [Signatures appear on the following page]

                                                                Execution Copy
                                                                --------------

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Registration Rights and Lock-Up Agreement as of the date first written above.

                                    CAIS INTERNET, INC.



                                    By: /s/ William M. Caldwell, IV
                                        -----------------------------------
                                    Name: President
                                          ---------------------------------


                                    U.S. TELESOURCE, INC.


                                    By: /s/ Marc B. Weinberg
                                        ------------------------------------
                                    Name: Senior Vice President of
                                          ----------------------------------
                                          Corporate Development
                                          ----------------------------------


                                      S-1